                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.1a-12

                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3)  Filing Party:

        ------------------------------------------------------------------------

     4)  Date Filed:

--------------------------------------------------------------------------------

                   AMERICAN BANK NOTE HOLOGRAPHICS, INC. LOGO

                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.
                            399 EXECUTIVE BOULEVARD
                            ELMSFORD, NEW YORK 10523

                                          May 28, 2003

Dear Stockholder:

     You are cordially invited to attend our Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, June 26, 2003 at the Renaissance Westchester Hotel, 80 West Red Oak Lane, White Plains, New York 10604.

     At the meeting you will be asked to elect six directors to our board of directors and to ratify our appointment of Ernst & Young LLP as our independent auditors. In addition, we will be pleased to report on the affairs of American Bank Note Holographics, Inc. and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to personally greeting those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                          Very truly yours,

                                          /s/ Kenneth H. Traub




                                          Kenneth H. Traub
                                          President and Chief Executive Officer

                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.

       ------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
       ------------------------------------------------------------------

                                          Elmsford, New York
                                          May 28, 2003

     Notice is hereby given that the Annual Meeting of Stockholders of American Bank Note Holographics, Inc. will be held at 10:00 a.m. on Thursday, June 26, 2003 at the Renaissance Westchester Hotel, 80 West Red Oak Lane, White Plains, New York 10604 for the following purposes:

        (1) To elect a board of directors;

        (2) To ratify our selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2003; and

        (3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Our only outstanding voting securities are shares of common stock, of which 18,483,720 shares were outstanding at the close of business on May 23, 2003. Stockholders of record at the close of business on May 23, 2003 will be entitled to notice of and to vote at the annual meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at 399 Executive Boulevard, Elmsford, New York 10523.

     You are cordially invited to attend the meeting in person. If you are unable to attend the meeting in person please complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. If you attend the meeting you may revoke your proxy and vote your shares in person.




                                      /s/ Alan Goldstein
                                     ------------------------
                                          Alan Goldstein
                                          Secretary

                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.
                            399 EXECUTIVE BOULEVARD
                            ELMSFORD, NEW YORK 10523
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement contains information related to the annual meeting of stockholders of American Bank Note Holographics, Inc. ("ABNH") to be held at 10:00 a.m. on Thursday, June 26, 2003, at the Renaissance Westchester Hotel, 80 West Red Oak Lane, White Plains, New York 10604 and at any postponements or adjournments thereof. We are mailing copies of this proxy statement, the attached notice of annual meeting of stockholders and the enclosed proxy card, starting on or about May 28, 2003.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

     At our annual meeting, stockholders are being asked to act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and to approve the appointment of Ernst & Young LLP as our independent auditors. In addition, our management will report on our performance during fiscal 2002 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on the record date, May 23, 2003, are entitled to receive notice of and to vote at the annual meeting.

WHAT ARE THE VOTING RIGHTS OF ABNH STOCKHOLDERS?

     Each stockholder is entitled to cast one vote for each share of common stock that he or she held as of the record date on each matter to be voted upon at the meeting or any postponements or adjournments of the meeting.

WHAT CONSTITUTES A QUORUM?

     In order to carry on the business of the meeting, there must be a quorum. This means at least a majority of the outstanding shares eligible to vote on the record date must be represented at the meeting, either by proxy or in person. As of the record date, 18,483,720 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner and the matter is one as to which the broker or nominee is not permitted to exercise discretionary voting authority.

HOW DO I VOTE?

     You may vote in person at the meeting or by using the enclosed proxy card. The board of directors recommends that you vote by proxy even if you plan to attend the meeting. If you are a "street name" stockholder and wish to vote at the meeting, you will need to obtain a proxy form from the institution that holds your shares.

HOW DO PROXIES WORK?

     The board of directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the annual meeting in the manner you direct. You may vote for all, some, or none of our board of director candidates. You may also vote for or against our selection of Ernst & Young LLP as our independent auditors.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of ABNH either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

     If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director nominees and ratification of Ernst & Young LLP as our independent auditors. If any other matters are properly presented for consideration at the meeting, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent on those matters as recommended by the board of directors. If the board does not make a recommendation, then they will vote in accordance with their best judgment. In summary, the board of directors recommends a vote:

     - For the election of the nominated directors; and

     - For the ratification of Ernst & Young LLP as our independent auditors.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS. The affirmative vote of a plurality of votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether or not there is a quorum present.

     OTHER ITEMS. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Therefore, any abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO IS SOLICITING THESE PROXIES?

     Our board of directors is soliciting the execution and return of the enclosed proxy card for the purposes set forth in the notice of meeting. We will bear the costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, telefax, personal interviews and other methods of communication. Although we have no present plans to hire paid solicitors to assist us in obtaining proxies, we may do so if we determine it will be helpful in obtaining stockholder approval of the matters to be voted upon at the meeting. We will pay all the fees and expenses of any firm engaged by us.

     STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

WHO ARE THE LARGEST OWNERS OF ABNH COMMON STOCK?

     As of April 30, 2003 and except as set forth below, ABNH does not know of any single person or group that is the beneficial owner of more than 5% of our common stock.

                                                            AMOUNT AND NATURE OF       PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP(1)    COMMON STOCK(1)
------------------------------------                       -----------------------    ---------------
Crane & Co., Inc. .......................................         3,387,720                18.3%
  30 South Street
  Dalton, MA 01226
Libra Advisors, LLC......................................         1,856,000                10.0%
  277 Park Avenue
  New York, NY 10172(2)
Levy, Harkins & Co., Inc. ...............................         1,174,800                 6.4%
  570 Lexington Avenue
  New York, NY 10022(3)

---------------
(1) Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities. At April 30, 2003, the Company had 18,483,720 shares of common stock outstanding.

(2) The information provided is based solely on a Schedule 13G, as amended, filed with the SEC on May 26, 2000. Libra Advisors, LLC, the general partner of Libra Fund, L.P., owns 1,821,000 shares of common stock. Libra Advisors, LLC is also the investment adviser of an offshore fund that owns 35,000 shares of our common stock. Libra Advisors, LLC has the power to vote and to direct the voting of and the power to dispose and direct the disposition of these 1,856,000 shares. Ranjon Tandon is the sole voting member and manager of Libra Advisors, LLC and may be deemed to have the power to vote and to direct the voting of and the power to dispose and direct the disposition of the 1,856,000 shares of common stock beneficially owned by Libra Advisors, LLC.

(3) The information provided is based solely on a Schedule 13G filed with the SEC on February 5, 2003. Levy, Harkins & Co., Inc. ("LHC") is the beneficial owner of 7,500 shares of common stock and may be deemed the beneficial owner of 792,800 shares of common stock. The Gracy Fund, L.P. is the beneficial owner of 294,500 shares of common stock. Edwin A. Levy and Michael J. Harkins are the sole shareholders of LHC and the sole general partners of The Gracy Fund, L.P. and have shared power to vote or direct the vote of, and dispose or to direct the disposition of the 1,094,800 shares beneficially owned or deemed beneficially owned by LHC and beneficially owned by The Gracy Fund, L.P.. Mr. Levy individually is the beneficial owner of 80,000 shares of common stock.

HOW MUCH COMMON STOCK DO THE DIRECTORS AND EXECUTIVE OFFICERS OF ABNH OWN?

                                            AGGREGATE NUMBER OF         ACQUIRABLE WITHIN     PERCENTAGE OF
NAME                                    SHARES BENEFICIALLY OWNED(1)       60 DAYS(2)        COMMON STOCK(3)
----                                    ----------------------------    -----------------    ---------------
Kenneth H. Traub......................             718,750                    718,750              3.7%
Salvatore F. D'Amato..................             327,000                    325,000              1.7%
Alan Goldstein........................             163,583                    163,583              *
Stephen A. Benton.....................              34,000                     30,000              *
Fred J. Levin.........................              41,200                     15,000              *
Douglas A. Crane(4)...................           3,398,520                     10,000             18.4%
Mark J. Bonney........................                  --                         --              *
All directors and executive officers
  as a group (7 persons)..............           4,683,053                  1,262,333             23.7%

---------------
 *  Represents less than 1% of our outstanding common stock

(1) Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities. At April 30, 2003, the Company had

    18,483,720 shares of common stock outstanding. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 30, 2003 are deemed outstanding for computing the percentage beneficially owned by the person holding such options.

(2) Reflects the number of shares that could be purchased by exercise of options outstanding at April 30, 2003 or within 60 days thereafter.

(3) Based on the number of shares outstanding at April 30, 2003.

(4) Consists of 800 shares owned by Mr. Crane and 3,387,720 shares owned by Crane & Co., Inc., a privately owned corporation that Mr. Crane and his family own. Mr. Crane disclaims beneficial ownership of the shares held by Crane & Co., Inc.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information as of December 31, 2002 with respect to ABNH's equity compensation plans.

                                                                                           NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE FOR
                                     NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE      ISSUANCE UNDER EQUITY
                                      ISSUED UPON EXERCISE OF      EXERCISE PRICE OF        COMPENSATION PLANS
                                        OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,    (EXCLUDING SECURITIES
PLAN CATEGORY                           WARRANTS AND RIGHTS       WARRANTS AND RIGHTS    REFLECTED IN COLUMN(A))
-------------                        --------------------------   --------------------   ------------------------
                                                (A)                       (B)                      (C)
Equity compensation
  plans approved by security
  holders..........................            540,500                   $1.86                    809,500
Equity compensation plans not
  approved by security
  holders(1).......................          1,763,000                   $2.71                    100,000
                                             ---------                                           --------
     Total:........................          2,303,500                                            909,500
                                             =========                                           ========

---------------

(1) The Company's 1998 Stock Incentive Plan, as amended, was not approved by security holders. See "Stock Incentive Plans" for a complete description of the material features of this plan.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

     At the annual meeting, stockholders will be asked to elect six directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. All six current directors have been nominated for reelection at the meeting for one-year terms. Directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the annual meeting.

     Should one or more of these nominees be unable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for such other persons as the board of directors may recommend. The board of directors has no present knowledge that any of the persons named will be unavailable to serve.

     The directors standing for election are:

                                          YEAR FIRST                   PRINCIPAL OCCUPATION
DIRECTOR                         AGE    BECAME DIRECTOR             DURING THE PAST FIVE YEARS
--------                         ---    ---------------             --------------------------
Kenneth H. Traub...............  41          1999          Kenneth H. Traub has served as our President
                                                           and Chief Executive Officer since March 2000
                                                           and as a director since April 1999. From
                                                           February 1999 through March 2000, Mr. Traub
                                                           served as our President and Chief Operating
                                                           Officer, and from January 1999 to February
                                                           1999 he served as our consultant.
                                                           Previously, Mr. Traub co-founded Voxware,
                                                           Inc., a developer of digital speech
                                                           processing technologies, and served on its
                                                           board of directors from February 1995 to
                                                           January 1998 and as its Executive Vice
                                                           President, Chief Financial Officer and
                                                           secretary from February 1995 to April 1998.
                                                           Prior to February 1995, Mr. Traub was Vice
                                                           President of Trans-Resources, Inc., a
                                                           diversified multinational holding company.
                                                           Mr. Traub holds a MBA from the Harvard
                                                           Graduate School of Business Administration
                                                           and a BA from Emory University.

Salvatore F. D'Amato...........  74          1999          Salvatore F. D'Amato has served as our
                                                           Chairman of the board of directors since
                                                           April 1999 and as a director since March
                                                           1999. He was also our Chairman of the board
                                                           of directors and President from 1983 to 1990
                                                           and was a consultant for us from time to
                                                           time between 1990 and April 1999. Mr.
                                                           D'Amato was President and a director of
                                                           American Banknote Corporation, our former
                                                           parent corporation, from 1977 to 1983. Prior
                                                           to 1977, he served as Vice President,
                                                           Engineering and Senior Vice President,
                                                           Operations with American Banknote
                                                           Corporation. Mr. D'Amato holds a Masters
                                                           degree in Engineering from Columbia
                                                           University.

                                          YEAR FIRST                   PRINCIPAL OCCUPATION
DIRECTOR                         AGE    BECAME DIRECTOR             DURING THE PAST FIVE YEARS
--------                         ---    ---------------             --------------------------
Stephen A. Benton..............  61          1998          Stephen A. Benton has served as a director
                                                           since July 1998. Dr. Benton is the founding
                                                           head of the Spatial Imaging Group at the
                                                           Massachusetts Institute of Technology, where
                                                           he has been a faculty member since 1982. He
                                                           is a fellow of the Optical Society of
                                                           America and the Society for Imaging Science
                                                           and Technology. Dr. Benton holds a Ph.D. in
                                                           Applied Physics from Harvard University.

Fred J. Levin..................  40          2000          Fred J. Levin has served as a director since
                                                           February 2000. Mr. Levin has been the
                                                           President and Chief Executive Officer of LGI
                                                           Network LLC, a market research and
                                                           information service company, since February
                                                           2002. Previously, Mr. Levin was the
                                                           President of the Concord Watch Division of
                                                           Movado Group, Inc., a manufacturer and
                                                           marketer of watches, from March 1998 to
                                                           January 2002. Mr. Levin also served with
                                                           Movado Group, Inc. as Senior Vice President,
                                                           International from April 1995 to February
                                                           1998 and as Vice President, Distribution
                                                           from February 1994 to March 1995. Prior to
                                                           February 1994, Mr. Levin was a management
                                                           consultant with McKinsey & Company. Mr.
                                                           Levin holds a BS in Industrial Engineering
                                                           from Northwestern University and a MBA from
                                                           the Harvard Graduate School of Business
                                                           Administration.

Douglas A. Crane...............  42          2000          Douglas A. Crane has served as a director
                                                           since June 2000. Mr. Crane has been the
                                                           Manager of Currency Paper Manufacturing and
                                                           U.S. Currency Contract for Crane & Co.,
                                                           Inc., a manufacturer of paper products,
                                                           since 2001. Mr. Crane also served with Crane
                                                           & Co., Inc. as Manager of Corporate
                                                           Strategic Planing from 1998 to 2001, as
                                                           Manager of Manufacturing Technology from
                                                           1995 to 1998, and as Production Manager,
                                                           Project Engineer from 1990 to 1995. Mr.
                                                           Crane holds a BS in Biomedical
                                                           Engineering/Materials Science from Brown
                                                           University, a MS in Paper Chemistry from the
                                                           Institute of Paper Science and Technology
                                                           and a MBA from the Massachusetts Institute
                                                           of Technology. We appointed Mr. Crane as a
                                                           director as part of an agreement that we
                                                           entered into with Crane & Co., Inc. on June
                                                           29, 2000.

                                          YEAR FIRST                   PRINCIPAL OCCUPATION
DIRECTOR                         AGE    BECAME DIRECTOR             DURING THE PAST FIVE YEARS
--------                         ---    ---------------             --------------------------
Mark J. Bonney.................  49          2003          Mark J. Bonney has served as a director
                                                           since February 2003. Mr. Bonney has been the
                                                           Chief Executive Officer of MJB Consulting, a
                                                           strategic management-consulting firm, since
                                                           March 2002. Previously, Mr. Bonney was the
                                                           President and Chief Operating Officer of
                                                           Axsys Technologies, a leading supplier of
                                                           optical components and subsystems from
                                                           August 1999 through March 2002. Prior
                                                           thereto, Mr. Bonney held various positions,
                                                           including Vice President of Operations, Vice
                                                           President of Finance and Chief Financial
                                                           Officer of Zygo Corporation, a manufacturer
                                                           of measurement systems and optical products,
                                                           from March 1993 through July 1999. Mr.
                                                           Bonney holds a BS in Business Administration
                                                           and Economics from Central Connecticut State
                                                           University and a MBA in Finance from the
                                                           University of Hartford.

VOTE REQUIRED

     The six nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote, a quorum being present, shall be elected as our directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

                             EXECUTIVE COMPENSATION

     The following table provides information concerning compensation paid to or earned during 2000, 2001 and 2002 by each individual who served as our chief executive officer or in a similar capacity during 2002 and the other two executive officers during 2002 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                        ----------------
                                                                           SHARES OF
                                                           OTHER          COMMON STOCK
                                                          ANNUAL           UNDERLYING         ALL OTHER
                                  SALARY     BONUS    COMPENSATION(1)       OPTIONS        COMPENSATION(2)
NAME                       YEAR     ($)       ($)           ($)               (#)                ($)
----                       ----   -------   -------   ---------------   ----------------   ---------------
Kenneth H. Traub(3)......  2000   295,449   150,000        9,600            425,000             3,222
  President and Chief      2001   300,000   150,000       10,208                 --             4,473
  Executive Officer        2002   309,000   145,000        9,312                 --             5,050

Salvatore F. D'Amato.....  2000   177,458    70,000       13,380            150,000             2,355
  Chairman of the Board    2001   180,000    70,000       13,380                 --             2,149
                           2002   185,400    70,000       42,502                 --             2,449

Alan Goldstein...........  2000   167,083    50,000        5,868             73,000             2,760
  Vice President, Chief    2001   170,000    50,000        5,868                 --             2,948
  Financial Officer and    2002   175,100    40,000        6,835                 --             3,248
  Secretary

---------------
(1) Other Annual Compensation in 2002 for Mr. D'Amato consisted of $12,447 for the use of an automobile paid for by us and $30,055 resulting from our purchase, on his behalf, of the automobile formally leased by us for his benefit. Other Annual Compensation in 2000 and 2001 for Mr. D'Amato and 2000, 2001 and 2002 for Messrs. Traub and Goldstein consisted of the use of automobiles paid for by us.

(2) All other compensation in 2002 includes term life insurance premiums and employer contributions to our 401(k) retirement plan paid by us for Mr. Traub of $3,050 and $2,000, respectively, for Mr. D'Amato of $449 and $2,000, respectively and for Mr. Goldstein of $1,248 and $2,000, respectively.

(3) Mr. Traub has served as President and Chief Executive Officer since March 2000. He served as President and Chief Operating Officer from February 1999 to March 2000.

                                 STOCK OPTIONS

     No stock options were granted during 2002 to the Named Executive Officers and no options were exercised in 2002 by them.

     The following table sets forth at December 31, 2002 the number of options and the value of unexercised options held by each of the Named Executive Officers in the Summary Compensation Table:

                          2002 YEAR-END OPTION VALUES

                                                      SHARES OF                  VALUE OF UNEXERCISED
                                               COMMON STOCK UNDERLYING           IN-THE-MONEY OPTIONS
                                                 UNEXERCISED OPTIONS             AT DECEMBER 31, 2002
                                                         (#)                            ($)(1)
                                             ----------------------------    ----------------------------
NAME                                         EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                         -----------    -------------    -----------    -------------
Kenneth H. Traub...........................    647,917         127,083           --              --
Salvatore F. D'Amato.......................    325,000              --           --              --
Alan Goldstein.............................    151,417          21,583           --              --

---------------
(1) Based on the difference between $0.73, which was the closing price per share on December 31, 2002, and the exercise price per share of the options.

STOCK INCENTIVE PLANS

     On August 4, 2000, we adopted the American Bank Note Holographics, Inc. 2000 Stock Incentive Plan (as amended, the "2000 Plan"), which was subsequently approved by our stockholders at our annual meeting on September 12, 2000. In August 2001, our stockholders approved an amendment to the 2000 Plan increasing the shares available for issuance thereunder by 600,000 to 1,350,000 shares. On July 20, 1998, we adopted the 1998 Stock Incentive Plan (as amended, the "1998 Plan", and collectively with the 2000 Plan, the "Plans"). The Plans were adopted for the purpose of granting various stock incentives to officers, directors, employees and consultants of ABNH. Our board of directors (or a committee appointed by our board of directors) has discretionary authority, subject to certain restrictions, to administer the Plans. The total number of shares reserved for issuance under the Plans are 3,213,000 shares of common stock. Options to purchase 2,312,500 shares of common stock were outstanding under the Plans at April 30, 2003. Options to purchase an additional 15,000 shares of common stock were outstanding outside the Plans at April 30, 2003. The exercise price of options granted under the Plans may not be less than 100% of the fair market value of the common stock on the date such option was granted. Options granted under the Plans generally become vested and exercisable for up to 33 1/3% of the total optioned shares upon each succeeding anniversary of the date of grant. Generally, the unexercised portion of any option automatically terminates upon the termination of the optionee's employment with us, unless otherwise determined by the board of directors; provided, however, that any extension shall not extend beyond the expiration of the option, generally ten years. Upon a change in control, outstanding options will generally become fully vested.

     We filed a registration statement on May 24, 2001, on Form S-8 under the Securities Act of 1933, as amended, to register all shares of common stock issuable under the 1998 Stock Incentive Plan, as amended, the 2000 Stock Incentive Plan and the 15,000 options granted outside the Plans.

     We filed a registration statement on April 1, 2002, on Form S-8 under the Securities Act of 1933, as amended, to register 600,000 additional shares of common stock issuable under the 2000 Stock Incentive Plan.

WHAT COMMITTEES HAS THE BOARD OF DIRECTORS ESTABLISHED?

     Our board of directors has established an Audit Committee and a Compensation Committee.

     The Audit Committee recommends to the board of directors the appointment of our independent auditors. The Audit Committee also discusses and reviews, with our independent auditors, the scope and results of the annual audit. The Audit Committee is currently composed of Messrs. Bonney (Chairman), Benton and Levin, who are independent directors. During 2002, our Audit Committee met six times.

     The Compensation Committee advises our board of directors on compensation matters, determines the compensation of the Chief Executive Officer, reviews and takes action on the recommendation of the Chief Executive Officer as to the appropriate compensation of other officers and key personnel and approves the grants of bonuses to officers and key personnel. The Compensation Committee is also responsible for the administration of our 1998 Stock Incentive Plan and 2000 Stock Incentive Plan. The Compensation Committee is currently composed of Messrs. Levin (Chairman), Benton, Bonney (as of April 28, 2003) and Crane. During 2002, our Compensation Committee met six times.

HOW OFTEN DID THE BOARD OF DIRECTORS MEET DURING FISCAL 2002?

     During the fiscal year ended December 31, 2002, our board of directors met eight times. Each director attended at least 75% of the meetings of the board of directors when he was a director.

HOW ARE DIRECTORS COMPENSATED?

     During 2002, each member of our board of directors who is not an employee of ABNH received annual compensation of $12,000 for serving on the board of directors. Each of these directors also received $1,000 for each board meeting attended in person, $500 for each telephonic board meeting attended and $500 for each committee meeting attended. We also will reimburse directors for any expenses incurred in attending meetings of the board of directors and the committees thereof. Upon their initial election to the board of directors, each non-employee director is granted options to purchase 25,000 shares of our common stock. These options are exercisable at the fair market value of the common stock on the date of grant. These options become vested and exercisable for up to 20% of the total option shares upon the first anniversary of the grant of the options and for an additional 20% of the total option shares upon each succeeding anniversary until the option is fully vested and exercisable at the end of the fifth year.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the board of directors advises our board of directors on compensation matters, determines the compensation of the Chief Executive Officer, reviews and takes action on the recommendation of the Chief Executive Officer as to the appropriate compensation of other officers and key personnel and approves the grants of bonuses to officers and key personnel. The Compensation Committee is also responsible for the administration of our Stock Incentive Plans. This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

  CHIEF EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee reviews the compensation arrangements for our Chief Executive Officer at least annually, typically in the fourth and/or first quarter of the fiscal year. Mr. Traub's employment agreement, which renewed in February 2002 for an additional one-year term, includes provisions described below under the heading "Employment Agreements" for the payment of a base salary and the payment of quarterly and other bonuses. In determining whether to renew Mr. Traub's employment agreement and his total compensation for fiscal 2002, the Compensation Committee considered the terms of his employment agreement, his length of service with us, our financial performance during the preceding year, our history since our initial public offering in 1998, competitive pay practices, and Mr. Traub's individual performance and contributions to us. The Compensation Committee believes that Mr. Traub has provided strong leadership in what continues to be a challenging operating environment for ABNH. The Compensation Committee also believes Mr. Traub has been instrumental in maintaining and strengthening our relationships with our key customers, negotiating key partnerships and business relationships, strengthening our management team, reestablishing our reputation in our industry, improving our corporate culture, launching several new products to support our future growth plans, and evaluating and asserting our intellectual property rights.

     In making its compensation decisions with respect to Mr. Traub, the Compensation Committee exercised its discretion and judgment based on the above factors, relying more heavily on qualitative factors compared to quantitative criteria and results. No specific formula was applied to determine the weight of each factor. As part of its review of executive compensation, the Compensation Committee met with and was advised by independent compensation consultants. In fiscal 2002, Mr. Traub's contractual base compensation was $309,000. Mr. Traub was also paid the $25,000 quarterly bonus contemplated under his employment agreement and an additional year-end discretionary bonus of $45,000.

  ABNH'S GENERAL COMPENSATION POLICY FOR EXECUTIVE OFFICERS

     The fundamental policy of the Compensation Committee is to provide our executive officers with competitive compensation opportunities based upon their contribution to our development and financial success and their personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon our performance as well as upon each executive officer's own level of performance. Therefore, the compensation package for each executive officer is comprised of three different elements: (1) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry; (2) cash bonuses which reflect the achievement of performance qualitative and quantitative objectives and goals; and (3) long-term stock-based incentive awards which strengthen the mutuality of interest between the executive officers and our stockholders.

     FACTORS. The principal factors (together with the factors specified above with respect to Mr. Traub) that the Compensation Committee considered with respect to each executive officer's compensation for fiscal 2002 are summarized below. The Compensation Committee may, however, in its discretion, apply entirely different factors for executive compensation in future years.

     BASE SALARY. The base salary for each executive officer is specified in his respective employment agreement and was determined on the basis of the following factors: experience, expected personal performance, the salary levels in effect for comparable positions within and outside the industry and internal and external base salary comparability considerations. The weight given to each of these factors differed from individual to individual, as the Compensation Committee and the board of directors believed appropriate.

     BONUS. Bonus represents the variable component of the executive compensation program that is tied to our performance and individual achievement. In determining bonuses, the Compensation Committee considers factors such as relative performance of ABNH during the year and the individual's contribution to our performance, the need to attract, retain and motivate high quality executives as well as the degree to which the executive officer met or exceeded certain objectives established for him.

     LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage ABNH from the perspective of an owner with an equity stake. Each option grant allows the individual to acquire shares of our common stock at a fixed price per share over a specified period of time up to ten years. Each option generally becomes exercisable in installments over a three-year period. Therefore, the option grant will provide a return to the executive officer only if the executive officer remains employed by ABNH during the vesting period, and then only if the market price of the underlying shares appreciates. The number of shares subject to each option grant is set at a level intended to create meaningful opportunity for appreciation based on the executive officer's current position with ABNH, the size of comparable awards made to individuals in similar positions and the individual's personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of our executive officers.

     Based on the stock options granted to the executive officers in 1999 and 2000, the Compensation Committee believes an adequate incentive for top management exists at this time, and, therefore, no options were granted to executive officers in 2001 or 2002.

  INTERNAL REVENUE CODE LIMITS ON THE DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the chief executive officer or any of the four other highest paid executive officers, excluding performance-based compensation. Through December 31, 2002, this provision has not limited our ability to deduct executive compensation, but the Compensation Committee will continue to monitor the potential impact of Section 162(m) on our ability to deduct executive compensation. We believe that our compensation philosophy of paying our executive officers with competitive salaries, cash bonuses and long-term incentives, as described in this report, serves the best interest of ABNH and its stockholders.

                                          THE COMPENSATION COMMITTEE
                                          Fred J. Levin, Chairman
                                          Stephen A. Benton
                                          Mark J. Bonney
                                          Douglas A. Crane

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Messrs. Levin, Benton, Bonney and Crane. Mr. Crane is an employee of Crane & Co., Inc. None of the members of our Compensation Committee is or has been an officer or employee of the Company. No interlocking relationships exist between the board of directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No executive officer or director of the Company serves on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's board of directors or Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT AGREEMENTS

     We entered into an employment agreement with Kenneth H. Traub in February 1999 for an initial term of one year, which renews automatically for successive one-year terms, unless we give at least 60 days written notice prior to the end of the current term. As amended in March 2000, the agreement provides for an annual base salary of $300,000, to be increased by not less than 3% per year upon renewal and further provides that, if we do not renew his employment agreement, Mr. Traub will receive severance equal to two times his annual salary and bonus. Pursuant to the agreement, Mr. Traub shall receive quarterly bonuses of $25,000 unless the board of directors or a committee designated thereby shall, in its sole discretion, determine the payment of such quarterly bonus should not be paid based on the performance of Mr. Traub and/or the business, results of operations or financial condition of ABNH. Additionally, the board of directors or compensation committee may, in its sole discretion, award Mr. Traub additional quarterly and year-end bonuses. In connection with the agreement, we granted to Mr. Traub options to purchase up to 250,000 shares of our common stock at an exercise price of $1.75 per share. In the event of Mr. Traub's termination by us for any reason other than for cause, as defined in the agreement, or his resignation for good reason, as defined in the agreement, we are generally required to (1) pay him his salary then in effect with any bonus which may have been accrued or which otherwise would have been granted by the board to him for a period of two years following such termination, (2) continue to provide employee benefits to Mr. Traub, and (3) accelerate vesting on any unvested options granted to him under the 1998 Plan and permit the exercise of vested options under such plan for a period of two years thereafter. Upon the termination of Mr. Traub's employment by us following a change of control, as defined in the agreement, or Mr. Traub's resignation for good reason following a change in control, we are required to (1) pay him a severance amount equal to two times his annual salary and bonus then in effect (or, if such termination or resignation for good reason is more than one year after such change of control, an amount equal to three times his salary and annual bonus then in effect), (2) accelerate vesting on any unvested options granted under the 1998 Plan and any shares of restricted stock purchased by Mr. Traub, and (3) to the extent such amounts are subject to excise taxes under Section 4999 of the Internal Revenue Code, provide a tax gross up to him for any additional amounts due. In connection with his employment agreement, Mr. Traub has agreed not to compete with, or solicit from, us during his term of employment and for one year thereafter and has agreed not to disclose or use our confidential information.

     We entered into an employment agreement with Salvatore F. D'Amato in April 1999 for an initial term of two years, which renews upon mutual agreement for successive one-year terms. As amended, the agreement provides for a base salary of $180,000 per year. Pursuant to the agreement, Mr. D'Amato is eligible to receive bonuses at the discretion of our board of directors, with a target bonus of $10,000 per quarter. The quarterly bonus is required to be paid unless the board determines otherwise based on certain factors. In connection with the agreement, we granted to Mr. D'Amato options to purchase up to 175,000 shares of our common stock at an exercise price of $2.50 per share. In the event of Mr. D'Amato's termination for any reason other than for cause, as defined in the agreement, or in the event of his resignation for good reason, as defined in the agreement, we are required to continue to pay his salary then in effect, together with any bonus that may have accrued, for the remainder of his employment term. Upon termination of Mr. D'Amato's employment following a change of control, or Mr. D'Amato's resignation for good reason within one year of a change of control, we are required to pay him an amount equal to his annual salary and bonus. In connection with his employment agreement, Mr. D'Amato agreed not to compete with us during his term of employment and for one year thereafter.

     We entered into an employment agreement with Alan Goldstein in April 1999 for an initial term of one year which renews automatically for successive one-year terms, unless we give at least 60 days written notice prior to the end of the current term. As amended, the agreement provides for an annual base salary of $170,000, to be increased by not less than 3% per year upon renewal and further provides that, if we do not renew his employment agreement, Mr. Goldstein will receive severance equal to one-half of his annual salary and bonus. Pursuant to the agreement, Mr. Goldstein is eligible to receive bonuses at the discretion of our board of directors, with a target bonus of $10,000 per quarter. In connection with the agreement, we granted to

Mr. Goldstein options to purchase up to 100,000 shares of our common stock at an exercise price of $2.50 per share. In the event of Mr. Goldstein's termination by us for any reason other than for cause, as defined in the agreement, or his resignation for good reason, as defined in the agreement, we are required to (1) pay him his salary then in effect with any bonus which may have been accrued or which otherwise would have been granted by the board to him for a period of six months following such termination or resignation for good reason, (2) continue to provide employee benefits to Mr. Goldstein and (3) accelerate vesting on any unvested options granted to him under the 1998 Plan and permit the exercise of vested options under such plan for a period of two years thereafter. Upon termination of Mr. Goldstein's employment following a change of control, or Mr. Goldstein's resignation for a good reason, as defined in the agreement, following a change in control, we are required to pay him as severance an amount equal to nine months of his salary and bonus then in effect. In connection with his employment agreement, Mr. Goldstein agreed not to compete with us during his term of employment and for one year thereafter.

OTHER

     On June 30, 2000, we entered into a Stock Purchase Agreement (the "Agreement") with Crane & Co., Inc. ("Crane"). Under the Agreement, we sold 3,387,720 shares of our common stock to Crane for an aggregate purchase price of $9,316,230. The Agreement also provides that our board of directors and our audit committee of our board of directors each be expanded by one position, which was filled by Douglas A. Crane, a representative of Crane (Mr. Crane resigned from our audit committee effective May 1, 2003). The Agreement also provides that, for as long as Crane owns at least 51% of the shares of common stock purchased under the Agreement, Crane shall be entitled to designate one director on the management slate of nominees to our board, and that, should our board be expanded to a number greater than six, then our board shall be expanded by another seat, and Crane shall be entitled to nominate an additional director.

     The Agreement also contains a standstill provision, whereby Crane agreed, that, among other things, neither it nor its affiliates, except as otherwise provided for in the Agreement, will acquire more than its current proportionate share of the outstanding securities of ABNH. The standstill provision also provides that Crane will not offer, sell or transfer any of its voting securities of ABNH during a tender or exchange offer if such offer is opposed by our board of directors. In connection with the transaction, Crane also received the right to cause us to register Crane's shares for public resale and the right to include such shares in any future registration of our securities, subject to certain exceptions.

     During 2000 we entered into agreements with Crane under which we rent factory space and lease employees for our facility in Dalton, MA. For the years ended December 31, 2002, 2001 and 2000 we paid Crane under these agreements $72,000, $72,000 and $12,000, respectively, for the rental of the factory space and $151,000, $116,000 and $11,000, respectively, for the leased employees. In addition, we paid Crane $5,700 and $50,000 for leasehold improvements on the rental space for the years ended December 31, 2001 and 2000, respectively. On February 28, 2003, we entered into a new agreement with MasterCard, which entitles MasterCard to appoint Crane as its second supplier to produce 20% of MasterCard's annual hologram requirements in coordination with us. In addition, the agreement allows MasterCard to appoint Crane as its contingent supplier under certain circumstances.

     During 2001, we purchased a technology and patent pending from Mr. D'Amato, which he had developed prior to becoming a director, for a purchase price of $30,000.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file with the Securities and Exchange Commission reports of their ownership and changes in their ownership of common stock. Based upon a review of the copies of the filings with the Securities and Exchange Commission and written representations from our executive officers, directors and persons who beneficially own more than 10% of our common stock, we believe that the Section 16(a) filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% of our common stock in fiscal 2002 were complied with on a timely basis.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of our board of directors reviews the financial reporting process, the system of internal control, the audit process and our process for monitoring compliance with laws and regulations. The Audit Committee reviews, acts on and reports to our board of directors with respect to various auditing and accounting matters, including the recommendations of our auditors regarding staffing needs, the scope of our annual audits, fees to be paid to our independent auditors, the performance of our independent auditors and our accounting practices. The Audit Committee seeks to review and discuss its charter each year in order to determine whether appropriate changes and/or additions need to be made to update and enhance our auditing procedures and standards. All of our Audit Committee members satisfy the definition of independent director as established in the National Association of Securities Dealers Listing Standards. The Audit Committee has determined that Mark J. Bonney, the chairman of the Audit Committee, qualifies as a "financial expert" under Section 407 of the Sarbanes-Oxley Act of 2002. Our board of directors originally adopted a written charter for our Audit Committee on August 4, 2000, and adopted a revised written charter on April 28, 2003. A copy of the revised charter is attached to this proxy statement as Appendix A.

     The Audit Committee also discussed with management and the independent auditors the quality and adequacy of our internal controls, the independent auditors' quality controls and the continuity of its audit team. The Audit Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks. Our Audit Committee received from Ernst & Young LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Our Audit Committee reviewed our financial statements with our board of directors and discussed with Ernst & Young LLP, our independent auditors during the 2002 fiscal year, the matters required to be discussed by Statement of Auditing Standard No. 61. After reviewing and discussing the financial statements our Audit Committee recommended that they be included in our annual report on Form 10-K for the year ended December 31, 2002.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that ABNH specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                                          THE AUDIT COMMITTEE
                                          Mark J. Bonney, Chairman
                                          Stephen A. Benton
                                          Fred J. Levin

                       FEES PAID TO INDEPENDENT AUDITORS

     On June 6, 2002, upon the recommendation of our Audit Committee our board of directors dismissed Arthur Andersen LLP who had served as our previous independent auditors and engaged Ernst & Young LLP. All fees paid to Arthur Andersen during 2001 and 2002 for audit and other services rendered are set forth below. In addition, Ernst & Young LLP, our independent auditors for 2002, were paid for audit and other services rendered as set forth below in 2002.

2002 FISCAL YEAR

AUDIT FEES                                     ARTHUR ANDERSEN LLP   ERNST & YOUNG LLP   TOTAL AMOUNT
----------                                     -------------------   -----------------   ------------
Audit Fees...................................        $20,500             $206,700          $227,200
Audit-Related Fees...........................             --                   --                --
Tax Fees(1)..................................             --                5,700             5,700
All Other Fees...............................             --                   --                --
                                                     -------             --------          --------
Total Fees for the Year Ended December 31,
  2002.......................................        $20,500             $212,400          $232,900
                                                     =======             ========          ========

2001 FISCAL YEAR

                                                                 ARTHUR
AUDIT FEES                                                    ANDERSEN LLP
----------                                                    ------------
Audit Fees..................................................    $224,000
Audit-Related Fees..........................................          --
Tax Fees(1).................................................      22,000
All Other Fees..............................................          --
                                                                --------
Total Fees for the Year Ended December 31, 2001.............    $246,000
                                                                ========

---------------

(1) Tax fees for the 2002 fiscal year were incurred in connection with the review of our tax returns. Tax fees for the 2001 fiscal year were incurred in connection with the review of our tax returns, tax planning and consultation on various tax matters.

     The Audit Committee concluded that provision of these services is compatible with maintaining the principal accountants' independence.

     PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to ratification by the shareholders, the board of directors has appointed Ernst & Young LLP as independent auditors to audit our financial statements for the year ending December 31, 2003.

     A representative of Ernst & Young is expected to be present at the annual meeting. The representative will have the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

     The Audit Committee of our board of directors annually considers and recommends to our board the selection of our independent auditors. As recommended by our Audit Committee, our board of directors on June 6, 2002 decided to dismiss Arthur Andersen as our independent public accountants and engaged Ernst & Young to serve as our independent auditors for 2002.

     During the Company's two most recent fiscal years ended December 31, 2000 and 2001, and through June 6, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years ended December 31, 2000 and 2001 or through June 6, 2002. The audit reports of Arthur Andersen on our financial statements as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     We requested that Arthur Andersen furnish a letter addressed to the SEC stating that it agreed with the above statements relating to Arthur Andersen with respect to our fiscal years ended December 31, 2000 and 2001 and the subsequent interim period. A copy of this letter was filed as Exhibit 16.1, as part of our Form 8-K, dated June 10, 2002.

     During the Company's two most recent fiscal years ended December 31, 2000 and 2001, and through June 6, 2002, neither we, nor anyone acting on our behalf, consulted with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

VOTE REQUIRED

     While stockholder ratification is not required for the selection of Ernst & Young, as the board of directors is responsible for selecting our independent auditors, we are submitting this selection for ratification at the annual meeting with a view toward soliciting the stockholder opinion, which will be taken into consideration in future deliberations.

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the meeting is required for the ratification of our appointment of Ernst & Young as our independent auditors. Broker non-votes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining whether there is a quorum. Abstentions will not be voted, although they will be counted for purposes of determining whether there is a quorum. Therefore, an abstention will have the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, and thereby increases the number of affirmative votes required to approve this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF OUR SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                         COMPARATIVE STOCK PERFORMANCE

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

     The graph compares our performance from July 20, 1998, the date that our common stock started trading on the New York Stock Exchange, through December 31, 2002, against the performance of the Russell 2000 Index and our peer group for the same period. The peer group represented in the graph includes the corporations (other than ABNH) that are in the Metal Heat Treating Group and who make up our SIC Code Index, a published index of which our group code is 3398.

                        COMPARE CUMULATIVE TOTAL RETURN
                  AMONG AMERICAN BANK NOTE HOLOGRAPHICS, INC.,
                     RUSSELL 2000 INDEX AND SIC CODE INDEX
[LINE GRAPH]

                                                   AMERICAN BANK NOTE
                                                   HOLOGRAPHICS, INC.            SIC CODE INDEX            RUSSELL 2000 INDEX
                                                   ------------------            --------------            ------------------
7/20/98                                                  100.00                      100.00                      100.00
12/31/98                                                 205.88                       84.37                      100.79
12/31/99                                                  18.71                       81.53                      120.54
12/31/00                                                  15.41                      113.95                      115.34
12/31/01                                                  18.94                      118.39                      116.51
12/31/02                                                   8.59                      159.69                       91.37

                     ASSUMES $100 INVESTED ON JULY 20, 1998
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2002

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Ernst & Young LLP, which was retained on June 6, 2002, were our independent auditors in 2002 and will serve in that capacity in the 2003 fiscal year. Please refer to Proposal No. 2, "Ratification of Appointment of Independent Public Accountants," for more information regarding the appointment of Ernst & Young LLP as our independent auditors. A representative of Ernst & Young LLP is expected to be present at the meeting (either in person or by telephone) where he will be available to respond to appropriate questions and have the opportunity to make a statement if he so desires.

                       STOCKHOLDER PROPOSALS FOR OUR 2004
                          ANNUAL STOCKHOLDERS' MEETING

     We must receive all stockholder proposals that are intended to be included in our proxy statement for our 2004 annual meeting of stockholders no later than April 14, 2004 at American Bank Note Holographics, Inc., 399 Executive Boulevard, Elmsford, New York 10523, Attention: Alan Goldstein.

                                 OTHER MATTERS

     We do not know of any matters that are to be presented for action at the annual meeting other than those set forth above. If any other matters properly come before the annual meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by some of our regular employees.

                                          By order of the board of directors

                                          /s/ Alan Goldstein
                                          Alan Goldstein
                                          Secretary

Elmsford, New York
May 28, 2003

                                                                      APPENDIX A

                              AMENDED AND RESTATED

                            AUDIT COMMITTEE CHARTER

                     AMERICAN BANK NOTE HOLOGRAPHICS, INC.

     The Board of Directors (the "Board") of American Bank Note Holographics, Inc. (the "Company") has established an audit committee (the "Committee") with authority, responsibility and specific duties as described below. This Amended and Restated Audit Committee Charter (the "Charter") shall be effective as of the date of its approval and adoption by the Board.

MISSION STATEMENT

     The Committee will (a) assist the Board in fulfilling its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements and the Company's code of business conduct, (3) the independent accountant's qualifications and independence and (4) the Company's system of internal control and audit process; (b) prepare the report required by the United States Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement; (c) retain and terminate the Company's independent accountant; (d) approve audit and non-audit services to be performed by the independent accountant; and (e) perform such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee will maintain effective working relationships with the Board, management and the Company's independent accountant.

ORGANIZATION

     The Committee will be organized consistent with the following significant parameters:

     SIZE OF THE COMMITTEE: The Committee will have no less than three and no more than five members.

     QUALIFICATIONS: Committee members must be "independent" directors of the Company within the meaning of Section 10A(m)(3)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules promulgated thereunder by the SEC and the rules of the National Association of Securities Dealers. In addition, each Committee member must be "Financially Literate" or must achieve this status through training within six months of being appointed to the Committee (for these purposes, "Financial Literacy" is the ability to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement). One member of the Committee shall be a "financial expert", as defined by the SEC in rules promulgated under Section 407 of the Sarbanes-Oxley Act of 2002.

     MEETINGS: The Committee will have four regularly scheduled meetings each fiscal year, in March, May, August and November, or at such other times as determined by the Committee. In addition, the Committee will meet at other times if deemed necessary to completely discharge its duties and responsibilities as outlined in this Charter. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's by-laws. The Committee shall determine its own rules and procedures including the designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes upon request.

     The Committee may ask members of management, employees, outside counsel, the Company's independent accountant or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

     APPOINTMENT OF MEMBERS AND CHAIRPERSON: Each Committee member will be selected by the Board and will serve a term of one year. Committee members can serve successive one-year terms without limitation. The Chairperson of the Committee will be selected by the Board and will serve in that capacity for one year. The Chairperson can serve successive terms in such capacity without limitation.

AUTHORITY

     The Committee shall have the sole authority and direct responsibility to select, evaluate, determine the compensation of, oversee and where appropriate, replace the independent accountants employed by the Company for the purpose of preparing or issuing an audit report as required by Section 10A of the Exchange Act or related work. The Committee also shall have the authority to engage independent counsel and other advisers when it determines that such engagement is necessary or advisable for the Committee to carry out its duties. The Committee also shall have the authority to resolve disagreements between management and the Company's independent accountants regarding financial reporting. The Company's independent accountants shall report directly to the Committee. The Company shall provide appropriate funding, as determined by the Committee, for the payment of compensation to the Company's independent accountants and for such other expenses as shall be reasonably necessary or advisable to ensure the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the Committee's oversight of the Company's independent accountants' qualifications and independence and the performance of the Company's internal audit function, if any.

ROLES AND RESPONSIBILITIES

     The primary responsibility of the Committee is to oversee the Company's financial reporting process and report the results of its activities to the Board. Management is responsible for implementing and maintaining an effective system of internal controls and for preparing the Company's financial statements; the Company's independent accountants are responsible for auditing the financial statements of the Company. The Committee, in carrying out its responsibilities, should take appropriate actions, through its policies and procedures, to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior. The following processes and procedures, which are set forth as a guide with the understanding that the Committee may supplement them as appropriate, represent the Committee's principal oversight responsibilities:

  INTERNAL CONTROL:

     1. Evaluate whether senior management has established and appropriately reinforced the importance of internal control within the organization.

     2. Evaluate the scope, effectiveness and significant findings of the self-audit process.

     3. Review the internal auditor's report, if any, and significant findings for the Company's operations.

     4. Evaluate whether recommendations for improved internal control are effectively implemented by management.

     5. Establish, review, reassess and modify, if necessary, procedures for the resolutions of disagreements between management and the Company's independent accountants regarding the Company's financial reporting.

     6. Meet periodically with management to review the Company's major financial and market risk exposures, including the processes in place to identify such exposures, and the steps taken to monitor and control such exposures.

     7. Establish, review, reassess and, if necessary, modify the Company's procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential and anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the Company.

  FINANCIAL REPORTING:

     1. Annually review the significant risks the Company is exposed to and evaluate management's plan to manage these uncertainties.

     2. Review and evaluate management's interpretation and implementation of mandated changes to accounting and reporting requirements.

     3. Review the Company's annual audited financial statements and quarterly financial statements with management and the Company's independent accountants, focusing on such major issues as accounting and auditing principles and practices, the adequacy of internal controls that could significantly affect the Company's financial statements and the Company's disclosures in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of its filings with the SEC, and discuss quarterly earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies, if any.

     4. Review management's and the Company's independent accountants' analysis of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

     5. Review with management and the Company's independent accountants the effects of regulatory and accounting initiatives and off-balance sheet structures and transactions on the Company's financial statements.

     6. Evaluate the accounting treatment of unusual or non-recurring transactions such as restructuring charges and acquisitions.

     7. Review and approve the process for preparing interim, unaudited (quarterly) financial statements.

     8. Review the appropriateness of major proposed changes to the Company's auditing and accounting principles and practices, as suggested by the Company's independent accountants or management.

  COMPLIANCE WITH LAWS, REGULATIONS AND COMPANY POLICIES:

     1. Review the effectiveness of the system for monitoring compliance with laws and regulations.

     2. Ensure that the Company's compliance manual, code of ethics, code of business conduct and corporate policy statements are kept up-to-date and are accessible to and usable by the entire organization.

     3. Review with management and the Company's independent accountants any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

     4. Review the effectiveness of, and advise the Board with respect to, (a) the Company's procedures for monitoring compliance with applicable laws and regulations and investigating and following up on (including disciplinary action) compliance failures, and (b) the Company's policies and procedures relating to accounting, financial reporting, internal control and auditing.

  RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS:

     1. Select, retain and, when reasonably necessary or advisable, replace the Company's independent accountants.

     2. Review the experience and qualifications of the senior members of the Company's independent accountants' audit team and the quality control procedures of the Company's independent accountants.

     3. Review and approve the scope of the audit services to be performed each fiscal year and the fees to be paid for such services.

     4. Pre-approve, in accordance with Section 10A(I) of the Exchange Act, the retention of the Company's independent accountants for any non-audit services permitted under Section 10A(h) of the Exchange Act and this Charter and the fees for such services. The Company's policy in this regard shall be guided by the following principles:

         (a) The Company's independent accountants should not provide any non-audit services listed in Section 10A(g) of the Exchange Act or any other non-audit services that involve performing management functions or making management decisions; and

        (b) The Company's independent accountants should not audit their own work or provide non-audit services in situations where the non-audit services are material to their audit or the Company's financial statements.

     5. Receive periodic reports from the Company's independent accountants regarding their independence, discuss such reports with them and consider whether the independent accountants' provision of non-audit services is compatible with maintaining their independence.

     6. Ensure the receipt from the Company's independent accountants of a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard I, and bear the responsibility for actively engaging in a dialogue with the Company's independent accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor; and for taking, or recommending that the full Board take, appropriate action to ensure the independence of the Company's independent accountant.

     7. Evaluate the performance of the Company's independent accountants and, in addition to the audit partner rotation requirements of Section 10A(j) of the Exchange Act, determine whether it is appropriate to require the rotation of the Company's independent accountants on a regular basis.

     8. Obtain from the Company's independent accountants assurance that each audit of the financial statements of the Company complies with the requirements of Section 10A of the Exchange Act.

     9. Discuss with the Company's independent accountants the matters required to be discussed by Statement on Audit Standards No. 61 relating to the conduct of the Company's audit.

   10. Review with the Company's independent accountants any problems or difficulties they may have encountered and any management letters provided by them and the Company's responses to such letters.

  OTHER:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

REPORTING REQUIREMENTS

     The Committee Chairperson will update the full Board of Directors regarding the significant items of discussion at each Committee meeting. Additional reports on matters of special interest will be submitted to the Board of Directors as appropriate. In addition to Board of Directors communication, the following information will be reported to the shareholders in the annual proxy statement: (1) confirmation that the Company has a formal, documented Committee Charter, (2) confirmation that the Committee satisfied its obligations under the Charter in the prior year, and (3) the full text of the Committee Charter at least once every three years and after any significant modification is approved by the Board of Directors.

                      AMERICAN BANK NOTE HOLOGRAPHICS, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 26, 2003

        Kenneth H. Traub and Alan Goldstein, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of common stock of American Bank Note Holographics, Inc. held of record by the undersigned on May 23, 2003, at the annual meeting of stockholders to be held at 10:00 a.m. (local time) on Thursday, June 26, 2003, at the Renaissance Westchester Hotel, 80 West Red Oak Lane, White Plains, New York 10604, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

      WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH
             NOMINEE LISTED IN PROPOSAL NO. 1 AND FOR PROPOSAL NO. 2.

                 [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NOS. 1 AND 2.

1.    Proposal No. 1 -- Election of Directors -- Nominees are:

      Kenneth H. Traub, Salvatore F. D'Amato, Fred J. Levin, Stephen A. Benton, Douglas A. Crane, Mark J. Bonney

      [ ] FOR all listed nominees (except do not vote for the nominee(s) whose name(s) appears(s) below):

      [ ]   WITHHOLD AUTHORITY to vote for the listed nominees.

2. Proposal No. 2 -- Ratification of the Board of Directors' selection of Ernst & Young LLP as independent auditors.

      [ ] FOR

      [ ] AGAINST

      [ ] ABSTAIN

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. EACH JOINT OWNER SHALL SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. IF SIGNOR IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                            DATED ,     2003



                                            SIGNATURE

                                            SIGNATURE IF HELD JOINTLY

                                            THE ABOVE-SIGNED ACKNOWLEDGES
                                            RECEIPT OF THE NOTICE OF ANNUAL
                                            MEETING OF STOCKHOLDERS AND THE
                                            PROXY STATEMENT FURNISHED THEREWITH.

                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THIS PROXY CARD PROMPTLY USING THE
                                            ENCLOSED ENVELOPE.








                                       2